As filed  with the  Securities  and  Exchange  Commission  on April 1, 1998
                                                       Registration No. 33-84442
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form S-1
                           POST EFFECTIVE AMENDMENT #3
             REGISTRATION STATEMENT under THE SECURITIES ACT OF 1933

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                                  TELMARK INC.
             (Exact Name of Registrant as Specified in Its Charter)
                                    NEW YORK
                            (State of Incorporation)
                                   16-0907546
                      (I.R.S. Employer Identification No.)
                                      6159
              (Primary Standard Industrial Classification Code No.)
                              333 Butternut Drive,
                             DeWitt, New York 13214
                                  315-449-7935
     (Address Including Zip Code, and Telephone Number Including Area Code,
                  of Registrant's Principal Executive Offices)



                              DAVID M. HAYES, Esq.
                                  TELMARK INC.
                                    BOX 4943
                            Syracuse, New York 13221
                                  315-449-6431
 (Name, Address Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)


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      If the only  securities  being  registered  on the Form are being  offered
pursuant to dividend or interest reinvestment plans, please check the following box.|_|
      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.|_|
      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement number of the earlier effective registration statement for the same offering.|_|
      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
      If delivery of the prospectus is expected to be made pursuant to Rule 435, please check the following box. |_|

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



                            POST EFFECTIVE AMENDMENT


The  Registrant,  Telmark Inc.,  has filed this  Post-Effective  Amendment #3 to
deregister   the  unsold  portion  of  the  following   securities   under  this
Registration Statement.

Debentures

On  October  28,  1997,   the   Registrant   terminated   its  offering  of  the
aforementioned securities. Under this Registration Statement, the Company has issued securities in the following amounts:


                         Title of each class of Security
                         -------------------------------
                                                             Principal Amount or
Shares                                                            number of
------                                                            ---------

Debentures                                                       $27,309,044


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



The following unsold portion of the securities registered is accordingly withdrawn from registration under this Post-Effective Amendment and this Registration Statement will be terminated.


                         Title of each class of Security
                         -------------------------------

                                                             Principal Amount or
Shares                                                             number of
------                                                       -------------------

Debentures                                                       $2,690,956

A separate Registration Statement on Form S-1, File No. 333-11205, was filed September 5, 1997, covering a new offering of:

Debentures

The prospectus included in the September 5, 1997 Registration Statement became effective on October 31, 1997 and does not relate to the securities being withdrawn from registration hereby.

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


                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, a corporation duly organized and existing under the laws of New York, has duly caused this Post-Effective Amendment #3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of DeWitt, and the State of New York, 13214, on the 30th day of March, 1998.

                                            TELMARK INC.


                                            By  /s/ DANIEL J. EDINGER, PRESIDENT
                                                --------------------------------
                                                Daniel J. Edinger, President


Pursuant to Rule 478 of the Regulations under the Securities Act of 1933, as amended, this Post-Effective Amendment #3 to the Registration Statement has been signed below by the Agent for Service named in this amendment to the Registration Statement.



Signature                      Title                              Date
---------                      -----                              ----



/s/ DAVID M. HAYES, ESQ.
------------------------
David M. Hayes, Esq.           Agent for Service                  March 30, 1998



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